111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated March 1, 2014

Harbor International Fund

Effective June 30, 2014, Edward E. Wendell, Jr., one of the four co-portfolio managers for Harbor International Fund, stepped down from his investment responsibilities with the Fund and will be retiring from Northern Cross, LLC at the end of 2014. Howard Appleby, CFA, Jean-Francois Ducrest and James LaTorre, CFA, continue to serve as co-portfolio managers for the Fund using the same team-based approach with each portfolio manager having equal responsibility to contributing investment ideas and research regarding the Fund’s portfolio.

Accordingly, effective June 30, 2014, all references to Mr. Wendell as a portfolio manager to Harbor International Fund in the Statement of Additional Information are hereby removed. Effective December 31, 2014, all remaining references to Mr. Wendell in the Statement of Additional Information, including to Mr. Wendell having a controlling interest in Northern Cross, LLC, shall be removed.

Dated: July 1, 2014

All Funds

Effective May 19, 2014, the Board of Trustees of Harbor Funds has appointed Mr. Scott M. Amero to serve on the Board as trustee. Mr. Amero also serves on the Audit Committee and Nominating Committee of Harbor Funds effective May 19, 2014.

The following replaces the information for the Independent Trustees under the heading “Trustees and Officers” on page 38:

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
		INDEPENDENT TRUSTEES
Scott M. Amero (50)	Since 2014

Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).

			29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Investors Should Retain This Supplement for Future Reference

S0701.SAI.0301

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated March 1, 2014

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2011-Present) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007–Present).

Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None

The following supplements the information under the heading “Additional Information About the Trustees” beginning on page 39:

Scott M. Amero. Mr. Amero retired in 2010 after a 20 year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Trustee for Rare, a conservation non-profit, and as a Trustee for Berkshire School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.

The following supplements the information under the heading “Trustee Ownership of Fund Shares” on page 43:

The equity securities beneficially owned by the following Trustees as of May 29, 2014 are as follows:

Name of Trustee	Dollar Range of Ownership in Each Fund**	Aggregate Dollar Range of Ownership in Harbor Funds
INDEPENDENT TRUSTEES
Scott M. Amero	-	None

Dated: May 30, 2014

Investors Should Retain This Supplement For Future Reference

S0701.SAI.0301